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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 28, 2000


                                 SOUTHDOWN, INC.
             (Exact name of registrant as specified in its charter)

         LOUISIANA                       1-6117                  72-0296500
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)




           1200 SMITH STREET, SUITE 2400                        77002-4486
                   HOUSTON, TEXAS
      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (713) 650-6200
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         ITEM 5.  OTHER EVENTS.

         On September 28, 2000, Southdown, Inc. amended its Bylaws by adding a sentence at the end of Article VIII. A copy of the Bylaws, as amended through September 28, 2000, is filed as Exhibit 3.1 hereto and incorporated herein by reference. As of September 28, 2000, Southdown, Inc. also amended its Rights Agreement, and a copy of the First Amendment to Rights Agreement dated as of September 28, 2000 between Southdown, Inc, and American Stock Transfer and Trust Company, as successor Rights Agent, is filed as Exhibit 4.1 hereto and incorporated herein by reference.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

 Exhibit
 Number                                    Description of Exhibit
 -------                                   ----------------------

   3.1 Bylaws of Southdown, Inc., as amended through September 28, 2000.

   4.1 First Amendment to Rights Agreement, dated as of September 28, 2000, by and between Southdown, Inc. and American Stock Transfer and Trust Company, incorporated by reference to Exhibit (e)(29) to the Schedule 14D-9 filed by Southdown, Inc. on October 5, 2000.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SOUTHDOWN, INC.




                                 By: /s/ PATRICK S. BULLARD
                                     -----------------------------------------
                                      Patrick S. Bullard

                                 Title: Senior Vice President - General Counsel
                                        and Secretary



Date: October 20, 2000

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                                  EXHIBIT INDEX


Exhibit
Number                                  Description
-------                                 -----------

  3.1             Bylaws of Southdown, Inc., as amended through September 28,
                  2000.

  4.1 First Amendment to Rights Agreement, dated as of September 28, 2000, by and between Southdown, Inc. and American Stock Transfer and Trust Company, incorporated by reference to Exhibit (e)(29) to the Schedule 14D-9 filed by Southdown, Inc. on October 5, 2000.

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